SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 30, 2003

                            Colonial Commercial Corp.
               (Exact name of Registrant as Specified in Charter)


         New York                   1-6663                    11-2037182
(State of other Jurisdiction     (Commission File            (IRS Employer
     of Incorporation)               Number)                Identification No.)

             3601 Hempstead Turnpike, Levittown, New York   11756-1315
               (Address of Principal Executive Offices)     (Zip Code)

        Registrant's Telephone Number, Including Area Code: 516-796-8400


                      ------------------------------------
          (Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets

         On Tuesday, September 30, 2003, RAL Purchasing, Inc., a wholly owned subsidiary of Colonial Commercial Corp. ("Colonial"), purchased substantially all of the assets and certain liabilities of RAL Supply Group, Inc. ("RAL") for a price of $3,838,521. $2,447,061 of the purchase price was paid in cash to the seller at the time of purchase. The remaining $1,381,460 was in the form of liabilities assumed by RAL Purchasing, Inc. The cash paid at the time of purchase was funded as follows:

         Borrowings on Colonial's credit facility
         with LaSalle National Bank ("LaSalle")                    $  2,147,061

         5-Year unsecured notes issued by RAL
         Purchasing, Inc. to a third party, at annual rate of 9%   $    300,000
                                                                     -----------

         Total outlay                                              $  2,447,061
                                                                     ==========

         In connection with this acquisition, LaSalle has increased Colonial's limit on its credit facility by $2 million to $14 million. All borrowings under the credit facility are secured by substantially all of the assets of RAL and Universal Supply Group, Inc. ("Universal"), a wholly owned subsidiary of Colonial. In addition, the 5-year notes are guaranteed by Universal.

         There are no material relationships between the buyers and the sellers or any of their respective directors, officers or affiliates. The purchase price was arrived at through negotiations between the buyer and seller. Colonial intends to continue to conduct the business of RAL.

         RAL is a distributor of heating and cooling equipment and high-end plumbing fixtures with six locations, servicing Orange, Rockland, Ulster and Sullivan counties in New York. Four locations have showrooms. RAL's products are marketed primarily to contractors, consumers, builders and the commercial sector.

Item 7.  Financial Statements and Exhibits

         (A)      Financial Statements of Business Acquired

                  (1) Since it is impractical to provide the audited financial statements of RAL Supply Group, Inc., as of, and for the years ended, December 31, 2002, 2001 and 2000, as required by Item 310(c) (3)(i) of Regulation S-B at this time, the Company will file the required financial statements on Form 8-K/A as soon as practicable, but not later than sixty days after the required filing of the report.




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         (B)    Pro forma financial information

                  (1) Any required pro forma financial information also will be filed on Form 8-K/A within sixty days after the required filing of this report.


         (C)   Exhibits

               The exhibits listed on the Index to Exhibits following the signature page herein are filed as part of this Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                COLONIAL COMMERCIAL CORP.
                                                     (Registrant)

                                                /S/ JAMES W. STEWART
                                                --------------------
                                                James W. Stewart
                                                Chief Financial Officer


Date:  October 13, 2003






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                                INDEX TO EXHIBITS

                                                                           Incorporated by
                                               Filed                        Reference From
Exhibits                                      Herewith       Form    Date      Exhibit
--------                                      --------       ----    ----      -------

10(a)     Certain Documents Related to
          RAL Supply Group, Inc.

          (i)  Asset Purchase Agreement
                dated September 5, 2003, for
                the purchase of certain assets,
                subject to certain liabilities
                of RAL Supply Group, Inc.
                by RAL Purchasing Corp.,
                a wholly owned subsidiary of
                Colonial Commercial Corp.     Yes

          (ii)  RAL Closing Statement dated
                 September 30, 2003           Yes





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